UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

AB INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2016

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

DEC    12.31.15

SEMI-ANNUAL REPORT

AB INTERNATIONAL GROWTH FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

February 17, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB International Growth Fund (the “Fund”) for the semi-annual reporting period ended December 31, 2015.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer groups.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger-capitalization companies, although the Fund may invest in smaller- or medium-capitalization companies.

The Fund may, at times, invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities. ETFs may provide more efficient and economical exposure to the types of companies and geographic locations in which the Fund seeks to invest than direct investments.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Fund may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

AB INTERNATIONAL GROWTH FUND •	1

Investment Results

The table on page 5 provides the performance results for the Fund and its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World (ex-US) Index (net) for the six- and 12-month periods ended December 31, 2015.

During both periods, all share classes of the Fund outperformed the benchmark, before sales charges. During the six-month period, security selection, sector allocation and currency decisions helped relative performance, as did country exposure. Security selection in financials and health care, along with an underweight in materials and an overweight in consumer staples also contributed. The Fund’s overweight positions to Switzerland and Belgium and overweight to the Indian rupee contributed. Security selection in the industrials and technology sectors and an underweight in utilities detracted, as well as an overweight to Peru and an underweight in the Japanese yen. During the 12-month period, both sector selection and security selection were positive. Underweights in the materials and energy sectors, as well as stock selection in financials helped returns; an underweight exposure to Canada also contributed. In contrast, an underweight in telecommunications and stock selection in consumer discretionary detracted, as did an overweight to India.

Derivatives in the form of currency forwards were utilized for hedging purposes, which had an immaterial impact on absolute performance during the six-month period, and detracted for the 12-month period.

Market Review and Investment Strategy

International equity markets declined during the 12-month period ended December 31, 2015. After a positive run-up in shares in the first half of the period, equities pulled back amid concerns that China’s economy would drag the global economy into a slowdown and stretched valuations in developed stocks caused shares to tumble. Although markets rebounded toward year end as markets stabilized and investors welcomed central bank policy actions from the US, Europe and China, international equity markets ended 2015 in negative territory. Japanese and European stocks were the best performers during 2015, while emerging-market stocks continued to lag. In Europe, the European Central Bank cut its deposit rate and extended its quantitative easing program an additional six months, although markets were disappointed by the scale of action to combat the risks to growth and to help lower inflation. Across the Atlantic, the US Federal Reserve decided to increase interest rates for the first time in nearly a decade in December, signaling the end of an era of unprecedented accommodative monetary policy, initially triggered by the global financial crisis in 2008.

The Fund’s Senior Investment Management Team follows a bottom-up stock picking methodology that employs rigorous analysis across geographic borders, in search of companies that are market leaders with attractive earnings growth prospects and high return on invested capital.

2	• AB INTERNATIONAL GROWTH FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged MSCI AC World (ex-US) Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-US) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB INTERNATIONAL GROWTH FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB INTERNATIONAL GROWTH FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED DECEMBER 31, 2015 (unaudited)	NAV Returns
	6 Months	12 Months
AB International Growth Fund
Class A	-6.09%	-2.11%

Class B*	-6.40%	-2.91%

Class C	-6.38%	-2.83%

Advisor Class†	-5.94%	-1.84%

Class R†	-6.16%	-2.38%

Class K†	-6.05%	-2.12%

Class I†	-5.80%	-1.67%

MSCI AC World (ex-US) Index (net)	-9.32%	-5.66%

*    Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB INTERNATIONAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2015 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.11%	-6.25%
5 Years	1.05%	0.18%
10 Years	2.09%	1.65%

Class B Shares
1 Year	-2.91%	-6.79%
5 Years	0.28%	0.28%
10 Years(a)	1.46%	1.46%

Class C Shares
1 Year	-2.83%	-3.80%
5 Years	0.32%	0.32%
10 Years	1.35%	1.35%

Advisor Class Shares*
1 Year	-1.84%	-1.84%
5 Years	1.33%	1.33%
10 Years	2.39%	2.39%

Class R Shares*
1 Year	-2.38%	-2.38%
5 Years	0.79%	0.79%
10 Years	1.83%	1.83%

Class K Shares*
1 Year	-2.12%	-2.12%
5 Years	1.09%	1.09%
10 Years	2.13%	2.13%

Class I Shares*
1 Year	-1.67%	-1.67%
5 Years	1.52%	1.52%
10 Years	2.54%	2.54%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.39%, 2.16%, 2.13%, 1.12%, 1.64%, 1.33% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END DECEMBER 31, 2015 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-6.25%
5 Years	0.18%
10 Years	1.65%

Class B Shares
1 Year	-6.79%
5 Years	0.28%
10 Years(a)	1.46%

Class C Shares
1 Year	-3.80%
5 Years	0.32%
10 Years	1.35%

Advisor Class Shares*
1 Year	-1.84%
5 Years	1.33%
10 Years	2.39%

Class R Shares*
1 Year	-2.38%
5 Years	0.79%
10 Years	1.83%

Class K Shares*
1 Year	-2.12%
5 Years	1.09%
10 Years	2.13%

Class I Shares*
1 Year	-1.67%
5 Years	1.52%
10 Years	2.54%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB INTERNATIONAL GROWTH FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$939.10	$6.82	1.40%
Hypothetical**	$1,000	$1,018.10	$7.10	1.40%
Class B
Actual	$1,000	$936.00	$10.75	2.21%
Hypothetical**	$1,000	$1,014.03	$11.19	2.21%
Class C
Actual	$1,000	$936.20	$10.46	2.15%
Hypothetical**	$1,000	$1,014.33	$10.89	2.15%
Advisor Class
Actual	$1,000	$940.60	$5.61	1.15%
Hypothetical**	$1,000	$1,019.36	$5.84	1.15%
Class R
Actual	$1,000	$938.40	$8.04	1.65%
Hypothetical**	$1,000	$1,016.84	$8.36	1.65%
Class K
Actual	$1,000	$939.50	$6.53	1.34%
Hypothetical**	$1,000	$1,018.40	$6.80	1.34%
Class I
Actual	$1,000	$942.00	$4.44	.91%
Hypothetical**	$1,000	$1,020.56	$4.62	.91%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB INTERNATIONAL GROWTH FUND

Expense Example

PORTFOLIO SUMMARY

December 31, 2015 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $372.1

*	All data are as of December 31, 2015. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.6% or less in the following countries: Australia, Austria, Brazil, Denmark, Indonesia, Mexico, Peru, Philippines, Singapore, South Korea and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB INTERNATIONAL GROWTH FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2015 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Roche Holding AG	$13,491,023	3.6%
AIA Group Ltd.	11,885,636	3.2
Prudential PLC	10,850,765	2.9
Partners Group Holding AG	10,471,828	2.8
Nestle SA (REG)	10,124,501	2.7
Housing Development Finance Corp., Ltd.	9,674,715	2.6
Anheuser-Busch InBev SA/NV	9,305,792	2.5
UBS Group AG	8,939,606	2.4
British American Tobacco PLC	8,393,080	2.3
Safran SA	8,366,555	2.3
	$101,503,501	27.3%

*	Long-term investments.

10	• AB INTERNATIONAL GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

December 31, 2015 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.2%
Financials – 31.2%
Banks – 7.2%
Credicorp Ltd.	47,460	$4,618,807
HDFC Bank Ltd.	296,340	6,091,978
ING Groep NV	472,287	6,390,061
Sumitomo Mitsui Financial Group, Inc.	133,400	5,034,656
UniCredit SpA	879,720	4,863,700

		26,999,202

Capital Markets – 8.2%
Azimut Holding SpA	240,412	5,975,729
Flow Traders(a)	101,474	5,006,479
Partners Group Holding AG	29,118	10,471,828
UBS Group AG	460,817	8,939,606

		30,393,642

Consumer Finance – 0.9%
SKS Microfinance Ltd.(b)	428,760	3,216,498

Diversified Financial Services – 3.4%
IG Group Holdings PLC	496,171	5,865,994
London Stock Exchange Group PLC	166,870	6,751,241

		12,617,235

Insurance – 8.0%
AIA Group Ltd.	1,989,200	11,885,636
Prudential PLC	481,625	10,850,765
St James’s Place PLC	470,211	6,969,314

		29,705,715

Real Estate Management & Development – 0.9%
Global Logistic Properties Ltd.	2,233,000	3,372,189

Thrifts & Mortgage Finance – 2.6%
Housing Development Finance Corp., Ltd.	508,765	9,674,715

		115,979,196

Consumer Discretionary – 17.6%
Auto Components – 0.9%
Hankook Tire Co., Ltd.	87,510	3,490,405

Automobiles – 3.6%
Great Wall Motor Co., Ltd. – Class H	1,659,500	1,921,012
Nissan Motor Co., Ltd.	685,100	7,173,506
Tata Motors Ltd. – Class A(b)	961,148	4,191,094

		13,285,612

Diversified Consumer Services – 1.8%
Kroton Educacional SA	788,400	1,885,815
TAL Education Group (ADR)(b)	99,680	4,632,129

		6,517,944

AB INTERNATIONAL GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.4%
Alsea SAB de CV	681,763	$2,373,087
Melco Crown Entertainment Ltd. (ADR)(c)	174,388	2,929,718

		5,302,805

Household Durables – 1.3%
Panasonic Corp.	473,600	4,801,126

Internet & Catalog Retail – 1.2%
JD.com, Inc. (ADR)(b)	136,414	4,401,398

Media – 1.8%
Naspers Ltd. – Class N	48,990	6,696,165

Multiline Retail – 1.0%
Matahari Department Store Tbk PT	3,030,000	3,835,781

Specialty Retail – 1.5%
Fast Retailing Co., Ltd.	16,500	5,771,889

Textiles, Apparel & Luxury Goods – 3.1%
Brunello Cucinelli SpA	120,689	2,133,408
Cie Financiere Richemont SA	93,399	6,684,841
Titan Co., Ltd.	497,190	2,613,214

		11,431,463

		65,534,588

Consumer Staples – 16.6%
Beverages – 2.5%
Anheuser-Busch InBev SA/NV	74,777	9,305,792

Food & Staples Retailing – 1.3%
Tsuruha Holdings, Inc.	57,500	4,982,144

Food Products – 7.3%
Dali Foods Group Co., Ltd.(a)(b)	5,686,420	3,228,398
Danone SA	98,583	6,661,598
Nestle SA (REG)	136,384	10,124,501
Universal Robina Corp.	1,148,516	4,532,084
WH Group Ltd.(a)(b)	4,532,000	2,516,551

		27,063,132

Household Products – 3.3%
Reckitt Benckiser Group PLC	83,507	7,726,598
Unicharm Corp.	218,700	4,466,220

		12,192,818

Tobacco – 2.2%
British American Tobacco PLC	151,134	8,393,080

		61,936,966

12	• AB INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 13.2%
Health Care Equipment & Supplies – 1.4%
Essilor International SA	42,556	$5,304,009

Health Care Providers & Services – 1.2%
Apollo Hospitals Enterprise Ltd.	194,720	4,299,037

Pharmaceuticals – 10.6%
Aspen Pharmacare Holdings Ltd.(b)	144,892	2,892,720
Bayer AG	36,630	4,574,735
Glenmark Pharmaceuticals Ltd.	163,730	2,269,209
H Lundbeck A/S(b)	105,760	3,611,206
Roche Holding AG	48,685	13,491,023
Sun Pharmaceutical Industries Ltd.	363,980	4,496,751
UCB SA	47,460	4,283,887
Vectura Group PLC(b)	1,447,110	3,754,660

		39,374,191

		48,977,237

Information Technology – 9.2%
Internet Software & Services – 3.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(b)	76,240	6,196,025
Tencent Holdings Ltd.	389,500	7,636,406

		13,832,431

IT Services – 0.9%
Tata Consultancy Services Ltd.	89,530	3,282,191

Semiconductors & Semiconductor Equipment – 3.0%
ams AG	100,084	3,345,668
Taiwan Semiconductor Manufacturing Co., Ltd.	1,840,000	7,938,204

		11,283,872

Software – 1.6%
Mobileye NV(b)(c)	138,896	5,872,523

		34,271,017

Industrials – 6.6%
Aerospace & Defense – 2.2%
Safran SA	121,779	8,366,555

Commercial Services & Supplies – 0.8%
Aggreko PLC	210,600	2,835,036

Electrical Equipment – 0.3%
Schneider Electric SE (Paris)	16,870	958,283

Industrial Conglomerates – 0.3%
Siemens AG (REG)	11,910	1,152,244

AB INTERNATIONAL GROWTH FUND •	13

Portfolio of Investments

Company		Shares	U.S. $ Value

Machinery – 1.3%
Komatsu Ltd.		306,100	$5,008,546

Professional Services – 1.7%
Capita PLC		347,465	6,182,275

			24,502,939

Materials – 2.4%
Chemicals – 1.9%
Bloomage BioTechnology Corp., Ltd.		922,500	2,281,104
Linde AG		33,780	4,879,807

			7,160,911

Metals & Mining – 0.5%
BHP Billiton PLC		170,245	1,898,541

			9,059,452

Energy – 1.7%
Oil, Gas & Consumable Fuels – 1.7%
TOTAL SA		142,680	6,396,544

Utilities – 0.7%
Water Utilities – 0.7%
Beijing Enterprises Water Group Ltd.(b)		3,578,000	2,504,793

Total Common Stocks (cost $279,683,579)			369,162,732

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.6%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.30%(d)(e) (cost $2,365,297)		2,365,297	2,365,297

		Principal Amount (000)
Time Deposits – 0.2%
ANZ, London 0.076%, 1/04/16	GBP	27	39,113
BBH, Grand Cayman (3.60)%, 1/04/16	SEK	1	117
Zero Coupon, 1/04/16	DKK	294	42,846
0.005%, 1/04/16	HKD	583	75,231
BTMU, Grand Cayman 0.005%, 1/04/16	JPY	8,856	73,679
Credit Suisse AG, Zurich (1.00)%, 1/04/16	CHF	27	27,060
HSBC Bank PLC, London 0.10%, 1/04/16	SGD	175	123,311
5.248%, 1/04/16	ZAR	1,911	123,555

14	• AB INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company		Principal Amount (000)	U.S. $ Value

Royal Bank of Canada, Toronto 0.05%, 1/04/16	CAD	104	$75,138
Sumitomo, Tokyo (0.631)%, 1/04/16	EUR	34	37,316

Total Time Deposits (cost $627,940)			617,366

Total Short-Term Investments (cost $2,993,237)			2,982,663

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $282,676,816)			372,145,395

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AB Exchange Reserves – Class I, 0.24%(d)(e) (cost $6,380,367)		6,380,367	6,380,367

Total Investments – 101.7% (cost $289,057,183)			378,525,762
Other assets less liabilities – (1.7)%			(6,431,522)

Net Assets – 100.0%			$372,094,240

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	12,898	CAD	16,989	2/18/16	$(618,723)
Bank of America, NA	USD	8,477	SEK	72,906	2/18/16	170,625
Barclays Bank PLC	CNY	31,229	USD	4,865	2/18/16	118,793
Brown Brothers Harriman & Co.	GBP	3,640	USD	5,534	2/18/16	167,517
Brown Brothers Harriman & Co.	HKD	58,266	USD	7,519	2/18/16	(2,135)
Brown Brothers Harriman & Co.	USD	16,668	AUD	23,402	2/18/16	346,631
Credit Suisse International	CHF	1,501	USD	1,534	2/18/16	32,369
HSBC Bank USA	USD	8,909	JPY	1,081,759	2/18/16	99,830
JPMorgan Chase Bank, NA	EUR	4,351	USD	4,741	2/18/16	7,290
Morgan Stanley Capital Services LLC	CNY	16,022	USD	2,487	2/18/16	51,647
Royal Bank of Scotland PLC	CHF	24,966	USD	25,167	2/18/16	193,171
Royal Bank of Scotland PLC	TWD	93,376	USD	2,873	2/18/16	43,810
Royal Bank of Scotland PLC	USD	2,929	JPY	353,397	2/18/16	13,513
Standard Chartered Bank	USD	4,572	CAD	6,016	2/18/16	(223,515)
Standard Chartered Bank	USD	1,882	NOK	16,140	2/18/16	(59,531)

						$341,292

AB INTERNATIONAL GROWTH FUND •	15

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, the aggregate market value of these securities amounted to $10,751,428 or 2.9% of net assets.

(b)	Non-income producing security.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

16	• AB INTERNATIONAL GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2015 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $280,311,519)	$369,780,098 (a)
Affiliated issuers (cost $8,745,664—including investment of cash collateral for securities loaned of $6,380,367)	8,745,664
Foreign currencies, at value (cost $37,339)	37,069
Dividends and interest receivable	1,767,213
Unrealized appreciation on forward currency exchange contracts	1,245,196
Receivable for investment securities sold and foreign currency transactions	201,766
Receivable for capital stock sold	176,885

Total assets	381,953,891

Liabilities
Payable for collateral received on securities loaned	6,380,367
Payable for capital stock redeemed	1,204,069
Unrealized depreciation on forward currency exchange contracts	903,904
Payable for investment securities purchased	546,383
Advisory fee payable	238,833
Distribution fee payable	103,467
Transfer Agent fee payable	67,580
Administrative fee payable	12,437
Accrued expenses and other liabilities	402,611

Total Liabilities	9,859,651

Net Assets	$372,094,240

Composition of Net Assets
Capital stock, at par	$23,971
Additional paid-in capital	1,134,569,621
Distributions in excess of net investment income	(4,684,505)
Accumulated net realized loss on investment and foreign currency transactions	(847,463,122)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	89,648,275

$372,094,240

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$243,614,219	15,472,381	$15.75	*

B	$3,358,290	239,406	$14.03

C	$48,014,021	3,407,861	$14.09

Advisor	$56,709,395	3,544,361	$16.00

R	$13,926,471	895,358	$15.55

K	$4,940,563	315,025	$15.68

I	$1,531,281	96,178	$15.92

(a)	Includes securities on loan with a value of $6,297,152 (See Note E).

*	The maximum offering price per share for Class A shares was $16.45, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB INTERNATIONAL GROWTH FUND •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2015 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$2,362,657
Affiliated issuers	9,300
Securities lending income	79,727
Interest	1,396	$2,453,080

Expenses
Advisory fee (see Note B)	1,481,904
Distribution fee—Class A	323,385
Distribution fee—Class B	20,770
Distribution fee—Class C	261,355
Distribution fee—Class R	36,248
Distribution fee—Class K	6,960
Transfer agency—Class A	328,389
Transfer agency—Class B	6,580
Transfer agency—Class C	68,018
Transfer agency—Advisor Class	74,112
Transfer agency—Class R	18,849
Transfer agency—Class K	5,568
Transfer agency—Class I	152
Custodian	87,754
Registration fees	39,758
Printing	39,542
Audit and tax	29,464
Administrative	23,599
Legal	19,528
Directors’ fees	10,476
Miscellaneous	29,465

Total expenses		2,911,876

Net investment loss		(458,796)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		10,370,919
Foreign currency transactions		(1,330,529)
Net change in unrealized appreciation/depreciation on:
Investments		(35,640,871)
Foreign currency denominated assets and liabilities		1,409,179

Net loss on investment and foreign currency transactions		(25,191,302)

Net Decrease in Net Assets from Operations		$(25,650,098)

See notes to financial statements.

18	• AB INTERNATIONAL GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(458,796)	$2,318,412
Net realized gain on investment and foreign currency transactions	9,040,390	33,430,045
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(34,231,692)	(50,946,608)

Net decrease in net assets from operations	(25,650,098)	(15,198,151)
Capital Stock Transactions
Net decrease	(27,575,066)	(107,716,407)

Total decrease	(53,225,164)	(122,914,558)
Net Assets
Beginning of period	425,319,404	548,233,962

End of period (including distributions in excess of net investment income of $(4,684,505) and $(4,225,709), respectively)	$372,094,240	$425,319,404

See notes to financial statements.

AB INTERNATIONAL GROWTH FUND •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2015 (Unaudited)

NOTE A

Significant Accounting Policies

AB International Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein International Growth Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

20	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that

AB INTERNATIONAL GROWTH FUND •	21

Notes to Financial Statements

significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may

22	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2015:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials		$11,008,868		$104,970,328		$	– 0	–	$115,979,196
Consumer Discretionary		14,336,332		51,198,256			– 0	–	65,534,588
Consumer Staples		3,228,398		58,708,568			– 0	–	61,936,966
Health Care		3,754,660		45,222,577			– 0	–	48,977,237
Information Technology		12,068,548		22,202,469			– 0	–	34,271,017
Industrials		– 0	–	24,502,939			– 0	–	24,502,939
Materials		– 0	–	9,059,452			– 0	–	9,059,452
Energy		– 0	–	6,396,544			– 0	–	6,396,544
Utilities		– 0	–	2,504,793			– 0	–	2,504,793
Short-Term Investments:
Investments Companies		2,365,297		– 0	–		– 0	–	2,365,297
Time Deposits		– 0	–	617,366			– 0	–	617,366
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		6,380,367		– 0	–		– 0	–	6,380,367

Total Investments in Securities		53,142,470		325,383,292	†		– 0	–	378,525,762
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$1,245,196		$	– 0	–	$1,245,196
Liabilities
Forward Currency Exchange Contracts		– 0	–	(903,904)			– 0	–	(903,904)

Total^		$53,142,470		$325,724,584		$	– 0	–	$378,867,054

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

^	An amount of $14,690,684 was transferred from Level 1 to Level 2 due to the above mentioned foreign equity fair valuation using third party vendor modeling tools during the reporting period. An amount of $8,342,991 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

AB INTERNATIONAL GROWTH FUND •	23

Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Consumer Discretionary			Total
Balance as of 6/30/15		$2,916,836			$2,916,836
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		– 0	–		– 0	–
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		(2,916,836)			(2,916,836)

Balance as of 12/31/15	$	– 0	–	$	– 0	–+

Net change in unrealized appreciation/depreciation from investments held as of 12/31/15**	$	– 0	–	$	– 0	–

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

24	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions

AB INTERNATIONAL GROWTH FUND •	25

Notes to Financial Statements

are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating on an annual basis (the “Expense Caps”) to 1.60%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Expense Caps will remain in effect until November 1, 2016 and will be automatically extended for one-year periods thereafter unless terminated by the Adviser upon 60 days’ notice to the Fund prior to that date. For the six months ended December 31, 2015, there was no such reimbursement. Prior to October 31, 2014, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65% of daily average net assets for Class A shares.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2015, such fee amounted to $23,599.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the

26	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $164,686 for the six months ended December 31, 2015.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $644 from the sale of Class A shares and received $1,849, $516 and $299 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2015.

The Fund may invest in the AB Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended December 31, 2015 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)	Dividend Income (000)
$ 9,947	$37,930	$45,512	$2,365	$3

Brokerage commissions paid on investment transactions for the six months ended December 31, 2015 amounted to $106,565, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective October 31, 2014, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly.

AB INTERNATIONAL GROWTH FUND •	27

Notes to Financial Statements

The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,199,086, $4,361,603, $807,537 and $216,196 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2015 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$34,771,790		$50,369,508
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Gross unrealized appreciation	$115,075,842
Gross unrealized depreciation	(25,607,263)

Net unrealized appreciation	$89,468,579

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging

28	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2015, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to

AB INTERNATIONAL GROWTH FUND •	29

Notes to Financial Statements

pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At December 31, 2015, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$1,245,196	Unrealized depreciation on forward currency exchange contracts	$903,904

Total		$1,245,196		$903,904

The effect of derivative instruments on the statement of operations for the six months ended December 31, 2015:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	$(1,321,536)	$1,501,902

Total		$(1,321,536)	$1,501,902

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2015:

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$68,828,204
Average principal amount on sale contracts	$68,504,361

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

30	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

All derivatives held at year end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2015:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$170,625	$(170,625)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	118,793	– 0	–		– 0	–		– 0	–	118,793
Brown Brothers Harriman & Co.	514,148	(2,135)			– 0	–		– 0	–	512,013
Credit Suisse International	32,369	– 0	–		– 0	–		– 0	–	32,369
HSBC Bank USA	99,830	– 0	–		– 0	–		– 0	–	99,830
JPMorgan Chase Bank, NA.	7,290	– 0	–		– 0	–		– 0	–	7,290
Morgan Stanley Capital Services LLC.	51,647	– 0	–		– 0	–		– 0	–	51,647
Royal Bank of Scotland PLC	250,494	– 0	–		– 0	–		– 0	–	250,494

Total	$1,245,196	$(172,760)		$	– 0	–	$	– 0	–	$1,072,436	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$618,723	$(170,625)		$	– 0	–	$	– 0	–	$448,098
Brown Brothers Harriman & Co.	2,135	(2,135)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank.	283,046	– 0	–		– 0	–		– 0	–	283,046

Total	$903,904	$(172,760)		$	– 0	–	$	– 0	–	$731,144	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AB INTERNATIONAL GROWTH FUND •	31

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At December 31, 2015, the Fund had securities on loan with a value of $6,297,152 and had received cash collateral which

32	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

has been invested into AB Exchange Reserves of $6,380,367. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $79,727 and $6,153 from the borrowers and AB Exchange Reserves, respectively, for the six months ended December 31, 2015; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended December 31, 2015 is as follows:

Market Value June 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value December 31, 2015 (000)
$ 9,934	$84,808	$88,362	$6,380

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015

Class A
Shares sold	296,744	833,110	$4,730,634	$13,866,261

Shares converted from Class B	78,654	208,933	1,259,526	3,531,476

Shares redeemed	(1,494,148)	(5,231,619)	(23,720,122)	(87,967,403)

Net decrease	(1,118,750)	(4,189,576)	$(17,729,962)	$(70,569,666)

Class B
Shares sold	4,123	13,640	$59,171	$205,883

Shares converted to Class A	(88,070)	(232,567)	(1,259,526)	(3,531,476)

Shares redeemed	(26,197)	(126,133)	(377,301)	(1,902,555)

Net decrease	(110,144)	(345,060)	$(1,577,656)	$(5,228,148)

Class C
Shares sold	62,359	151,233	$891,418	$2,286,505

Shares redeemed	(432,517)	(878,231)	(6,183,861)	(13,249,909)

Net decrease	(370,158)	(726,998)	$(5,292,443)	$(10,963,404)

Advisor Class
Shares sold	298,414	1,265,326	$4,846,300	$21,839,550

Shares redeemed	(412,241)	(2,400,588)	(6,660,773)	(41,100,952)

Net decrease	(113,827)	(1,135,262)	$(1,814,473)	$(19,261,402)

AB INTERNATIONAL GROWTH FUND •	33

Notes to Financial Statements

	Shares		Amount
	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015	Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30, 2015

Class R
Shares sold	98,148	203,552	$1,546,943	$3,392,488

Shares redeemed	(131,554)	(336,723)	(2,066,502)	(5,619,182)

Net decrease	(33,406)	(133,171)	$(519,559)	$(2,226,694)

Class K
Shares sold	36,316	100,291	$580,381	$1,680,608

Shares redeemed	(94,322)	(85,609)	(1,469,273)	(1,426,678)

Net increase (decrease)	(58,006)	14,682	$(888,892)	$253,930

Class I
Shares sold	26,593	32,332	$438,481	$547,647

Shares redeemed	(11,822)	(15,854)	(190,562)	(268,670)

Net increase	14,771	16,478	$247,919	$278,977

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

34	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2015.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2016 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2015 and June 30, 2014 were as follows:

	2015			2014
Distributions paid from:
Ordinary income	$	– 0	–	$6,460,188

Total taxable distributions paid	$	– 0	–	$6,460,188

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(861,223,219	)(a)
Unrealized appreciation/(depreciation)	124,373,945	(b)

Total accumulated earnings/(deficit)	$(736,849,274)

(a)

As of June 30, 2015, the Fund had a net capital loss carryforward for federal income tax purposes of $855,481,760. During the fiscal year, the Fund utilized $39,887,274 of capital loss carryforwards to offset current year net realized gains. At June 30, 2015, the Fund had a qualified late-year ordinary loss deferral of $5,386,865 and a post-October short-term capital loss deferral of $354,594. These losses are deemed to arise on July 1, 2015.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable

AB INTERNATIONAL GROWTH FUND •	35

Notes to Financial Statements

years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of June 30, 2015, the Fund had a net capital loss carryforward of $855,481,760 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$155,361,752	N/A	2017
700,120,008	N/A	2018

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07, which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

36	• AB INTERNATIONAL GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 16.76	$ 17.23	$ 14.65	$ 13.07	$ 15.61	$ 12.33

Income From Investment Operations
Net investment income (loss)(a)	(.01)	.10	.14	.13	.10	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.00)	(.57)	2.61	1.57	(2.52)	3.60
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(1.01)	(.47)	2.75	1.70	(2.42)	3.73

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	(.17)	(.12)	(.12)	(.45)

Net asset value, end of period	$ 15.75	$ 16.76	$ 17.23	$ 14.65	$ 13.07	$ 15.61

Total Return
Total investment return based on net asset value(c)	(6.09)%	(2.78)%	18.94	%†	12.99	%*	(15.47)%	30.34	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$243,614	$278,008	$358,142	$399,308	$534,900	$910,267
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40	%(d)	1.39%	1.37%	1.32%	1.40%	1.30	%(e)
Expenses, before waivers/reimbursements	1.40	%(d)	1.39%	1.37%	1.32%	1.40%	1.30	%(e)
Net investment income (loss)	(.15	)%(d)	.58%	.87%	.93%	.77%	.85	%(e)
Portfolio turnover rate	9%	18%	36%	30%	63%	67%

See footnote summary on page 44.

AB INTERNATIONAL GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended December 31, 2015 (unaudited)		Year Ended June 30,
			2015		2014		2013		2012		2011

Net asset value, beginning of period	$ 14.99		$ 15.54		$ 13.26		$ 11.83		$ 14.09		$ 11.17

Income From Investment Operations
Net investment income (loss)(a)	(.08)		(.05)		(.00	)(b)	.02		(.00	)(b)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.88)		(.50)		2.38		1.41		(2.26)		3.26
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(0.96)		(.55)		2.38		1.43		(2.26)		3.27

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	(.10)		– 0	–	– 0	–	(.35)

Net asset value, end of period	$ 14.03		$ 14.99		$ 15.54		$ 13.26		$ 11.83		$ 14.09

Total Return
Total investment return based on net asset value(c)	(6.40)%		(3.54)%		18.06	%†	12.09	%*	(16.04)%		29.37	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,358		$5,240		$10,793		$16,753		$22,731		$38,943
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.21	%(d)	2.16%		2.11%		2.07%		2.18%		2.09	%(e)
Expenses, before waivers/reimbursements	2.21	%(d)	2.16%		2.11%		2.07%		2.18%		2.09	%(e)
Net investment income (loss)	(1.12	)%(d)	(.34)%		(.01)%		.14%		(.01)%		.05	%(e)
Portfolio turnover rate	9%		18%		36%		30%		63%		67%

See footnote summary on page 44.

38	• AB INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2015 (unaudited)		Year Ended June 30,
			2015		2014		2013		2012		2011

Net asset value, beginning of period	$ 15.05		$ 15.60		$ 13.32		$ 11.87		$ 14.14		$ 11.21

Income From Investment Operations
Net investment income (loss)(a)	(.07)		(.02)		.02		.03		.00	(b)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.89)		(.53)		2.38		1.42		(2.27)		3.27
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.96)		(.55)		2.40		1.45		(2.27)		3.28

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	(.12)		– 0	–	– 0	–	(.35)

Net asset value, end of period	$ 14.09		$ 15.05		$ 15.60		$ 13.32		$ 11.87		$ 14.14

Total Return
Total investment return based on net asset value(c)	(6.38)%		(3.52)%		18.09	%†	12.22	%*	(16.05)%		29.36	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,014		$56,865		$70,259		$74,259		$90,590		$165,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.15	%(d)	2.13%		2.07%		2.03%		2.13%		2.03	%(e)
Expenses, before waivers/reimbursements	2.15	%(d)	2.13%		2.07%		2.03%		2.13%		2.03	%(e)
Net investment income (loss)	(.91	)%(d)	(.16)%		.16%		.21%		.03%		.10	%(e)
Portfolio turnover rate	9%		18%		36%		30%		63%		67%

See footnote summary on page 44.

AB INTERNATIONAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 17.01	$ 17.45	$ 14.81	$ 13.24	$ 15.80	$ 12.48

Income From Investment Operations
Net investment income(a)	.01	.14	.19	.18	.14	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.02)	(.58)	2.65	1.58	(2.54)	3.63
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(1.01)	(.44)	2.84	1.76	(2.40)	3.81

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	(.20)	(.19)	(.16)	(.49)

Net asset value, end of period	$ 16.00	$ 17.01	$ 17.45	$ 14.81	$ 13.24	$ 15.80

Total Return
Total investment return based on net asset value(c)	(5.94)%	(2.52)%	19.32	%†	13.27	%*	(15.15)%	30.65	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,709	$62,213	$83,622	$84,113	$107,284	$229,011
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(d)	1.12%	1.06%	1.02%	1.10%	1.00	%(e)
Expenses, before waivers/reimbursements	1.15	%(d)	1.12%	1.06%	1.02%	1.10%	1.00	%(e)
Net investment income	.08	%(d)	.85%	1.17%	1.23%	1.01%	1.20	%(e)
Portfolio turnover rate	9%	18%	36%	30%	63%	67%

See footnote summary on page 44.

40	• AB INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 16.57	$ 17.09	$ 14.54	$ 12.97	$ 15.45	$ 12.22

Income From Investment Operations
Net investment income (loss)(a)	(.03)	.06	.09	.09	.08	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.99)	(.58)	2.60	1.56	(2.50)	3.56
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(1.02)	(.52)	2.69	1.65	(2.42)	3.65

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	(.14)	(.08)	(.06)	(.42)

Net asset value, end of period	$ 15.55	$ 16.57	$ 17.09	$ 14.54	$ 12.97	$ 15.45

Total Return
Total investment return based on net asset value(c)	(6.16)%	(3.04)%	18.59	%†	12.69	%*	(15.63)%	29.98	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,926	$15,394	$18,149	$20,995	$26,541	$42,414
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.65	%(d)	1.64%	1.62%	1.58%	1.60%	1.59	%(e)
Expenses, before waivers/reimbursements	1.65	%(d)	1.64%	1.62%	1.58%	1.60%	1.59	%(e)
Net investment income (loss)	(.42	)%(d)	.34%	.58%	.64%	.59%	.58	%(e)
Portfolio turnover rate	9%	18%	36%	30%	63%	67%

See footnote summary on page 44.

AB INTERNATIONAL GROWTH FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 16.69	$ 17.15	$ 14.57	$ 13.03	$ 15.54	$ 12.29

Income From Investment Operations
Net investment income (loss)(a)	(.01)	.11	.15	.12	.13	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.00)	(.57)	2.60	1.56	(2.52)	3.57
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(1.01)	(.46)	2.75	1.68	(2.39)	3.72

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	(.17)	(.14)	(.12)	(.47)

Net asset value, end of period	$ 15.68	$ 16.69	$ 17.15	$ 14.57	$ 13.03	$ 15.54

Total Return
Total investment return based on net asset value(c)	(6.05)%	(2.68)%	18.99	%†	12.93	%*	(15.39)%	30.39	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,941	$6,224	$6,146	$5,434	$8,618	$15,570
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.34	%(d)	1.33%	1.31%	1.28%	1.29%	1.28	%(e)
Expenses, before waivers/reimbursements	1.34	%(d)	1.33%	1.31%	1.28%	1.29%	1.28	%(e)
Net investment income (loss)	(.07	)%(d)	.67%	.97%	.86%	.93%	.99	%(e)
Portfolio turnover rate	9%	18%	36%	30%	63%	67%

See footnote summary on page 44.

42	• AB INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2015 (unaudited)	Year Ended June 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 16.90	$ 17.30	$ 14.67	$ 13.15	$ 15.71	$ 12.40

Income From Investment Operations
Net investment income(a)	.12	.19	.15	.21	.18	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.10)	(.59)	2.69	1.56	(2.55)	3.61
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(b)

Net increase (decrease) in net asset value from operations	(.98)	(.40)	2.84	1.77	(2.37)	3.82

Less: Dividends
Dividends from net investment income	– 0	–	– 0	–	(.21)	(.25)	(.19)	(.51)

Net asset value, end of period	$ 15.92	$ 16.90	$ 17.30	$ 14.67	$ 13.15	$ 15.71

Total Return
Total investment return based on net asset value(c)	(5.80)%	(2.31)%	19.48	%†	13.45	%*	(15.02)%	30.97	%**
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,531	$1,376	$1,123	$19,171	$20,258	$33,806
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%(d)	.90%	.92%	.87%	.90%	.90	%(e)
Expenses, before waivers/reimbursements	.91	%(d)	.90%	.92%	.87%	.90%	.90	%(e)
Net investment income	1.45	%(d)	1.15%	.97%	1.42%	1.35%	1.37	%(e)
Portfolio turnover rate	9%	18%	36%	30%	63%	67%

See footnote summary on page 44.

AB INTERNATIONAL GROWTH FUND •	43

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended June 30, 2014 by 0.01%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended June 30, 2013 by 0.01%.

**	Includes the impact of reimbursements from the Adviser, which enhanced the Fund’s performance for the year ended June 30, 2011 by 0.01%.

See notes to financial statements.

44	• AB INTERNATIONAL GROWTH FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Daniel C. Roarty(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free 1-(800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the AB International Growth Fund’s portfolio are made by the Adviser’s Global Growth and Thematic Investment Team. Mr. Daniel C. Roarty is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB INTERNATIONAL GROWTH FUND •	45

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB International Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). The first factor is an additional factor required to be considered by the AoD. On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser

1	The information in the fee summary was completed on April 23, 2015 and discussed with the Board of Directors on May 5-7, 2015.

2	On July 25, 2008, the Fund acquired International Research Growth Fund, Inc. Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

46	• AB INTERNATIONAL GROWTH FUND

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on March 31, 2015.

Fund	Category	Advisory Fee	Net Assets 03/31/15 ($MIL)
International Growth Fund, Inc.	International	0.75% on 1st $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	$439.5

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $55,074 (0.009% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund’s Class A shares for that portion of its total operating expenses to the degree necessary to limit the Fund’s total expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days’ notice prior to the Fund’s prospectus update. All of the Fund’s share classes were operating below their expense caps for the most recent semi-annual period. Accordingly,

3	Jones v. Harris at 1527.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

AB INTERNATIONAL GROWTH FUND •	47

the expense limitation undertakings for those share classes were of no effect. In addition, set forth below are the Fund’s annualized semi-annual gross expense ratios:5

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
International Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.35 1.60 2.35 2.35 1.85 1.60 1.35	% %[7] % % % % %	1.15 1.43 2.18 2.15 1.64 1.33 0.90	% % % % % % %	June 30 (ratios as of December 31, 2014)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account

5	Semi-annual total expense ratios are unaudited

6	Annualized.

7	Prior to November 1, 2014, the expense cap of the Fund’s Class A shares was 1.65%. The new expense cap reflected the reduction of 12b-1 fees from 0.30% to 0.25% effective November 1, 2014.

48	• AB INTERNATIONAL GROWTH FUND

with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2015 net assets:9

Fund	Net Assets 3/31/15 ($MIL)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	$439.5	International Growth Trends 0.85% on 1st $25 million 0.65% on next $25 million 0.55% on next $50 million 0.45% on the balance Minimum account size: $25m	0.496%	0.750%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The International Portfolio of SCB Fund (“SCB International Portfolio”) has a somewhat similar investment style as the Fund. Set forth below are the fee schedule of SCB International Portfolio

8	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

9	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

AB INTERNATIONAL GROWTH FUND •	49

and what would have been the effective advisory fee of the Fund had the fee schedule of SCB International Portfolio been applicable to the Fund based on March 31, 2015 net assets.

Fund	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Fund Advisory Fee
International Growth Fund, Inc.[10]	International Portfolio	0.925% on 1st $1 billion 0.850% on next $3 billion 0.800% on next $2 billion 0.750% on next $2 billion 0.650% thereafter The Adviser is waving 5 basis points in advisory fees effective through October 31, 2015.	0.875%[11]	0.750%

The Adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.12 Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund based on March 31, 2015 net assets:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

10	The investment guidelines of the Fund are more restrictive than the SCB Fund portfolio. The Fund invests primarily in either growth or value equity securities, in contrast to the SCB Fund portfolio, which invests in both growth and value equity securities.

11	The SCB Fund portfolio effective fee of 0.875% reflects the five basis points advisory fee waiver

12	The AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

50	• AB INTERNATIONAL GROWTH FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.13 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)14 and the Fund’s contractual management fee ranking.15

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components, operating structure, and expense attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[16]	Lipper EG Median (%)	Lipper EG Rank
International Growth Fund, Inc.	0.750	0.950	2/13

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.17 Set forth below is

13	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1529.

14	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

15	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

16	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

17	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

AB INTERNATIONAL GROWTH FUND •	51

Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[18]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
International Growth Fund, Inc.	1.366	1.334	8/13	1.400	23/55

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

18	The total expense ratio shown is for the Fund’s most recent fiscal year end Class A shares.

52	• AB INTERNATIONAL GROWTH FUND

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,243, $2,146,878 and $10,599 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.19

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $491,000 in fees from the Fund.

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

19	Effective November 1, 2014, ABI implemented a reduction to the Fund’s Class A distribution service payment rate from 0.30% to 0.25%.

AB INTERNATIONAL GROWTH FUND •	53

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

20	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

54	• AB INTERNATIONAL GROWTH FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $486 billion as of March 31, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance returns and rankings of the Fund23 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)24 for the periods ended February 28, 2015.25

	Fund (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
International Growth Fund, Inc.
1 year	2.73	-2.64	0.19	1/13	10/60
3 year	6.31	7.57	8.43	9/12	47/58
5 year	6.12	7.99	7.88	9/12	43/56
10 year	4.21	4.91	5.20	7/9	25/31

23	The performance rankings are for the Class A shares of the Fund. The Fund’s performance returns shown were provided by Lipper.

24	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s respective EU as the criteria for including/excluding a fund in/from a PU is somewhat different from that of an EU.

25	Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

AB INTERNATIONAL GROWTH FUND •	55

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)26 versus its benchmark.27 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2015 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
International Growth Fund, Inc.	2.73	6.31	6.12	4.21	6.96	20.43	0.23	10
MSCI AC World ex US Index (Net)	0.87	6.49	6.55	5.34	N/A	18.76	0.29	10
MSCI AC World ex US Index (Gross)	1.31	6.96	7.02	5.81	5.87	N/A	N/A	N/A
MSCI World ex US Index (Net)	-0.16	8.58	7.41	4.96	5.38	N/A	N/A	N/A
Inception Date: June 2, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2015

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

27	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2015.

28	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

56	• AB INTERNATIONAL GROWTH FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Growth Portfolio

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

AB INTERNATIONAL GROWTH FUND •	57

AB Family of Funds

NOTES

58	• AB INTERNATIONAL GROWTH FUND

NOTES

AB INTERNATIONAL GROWTH FUND •	59

NOTES

60	• AB INTERNATIONAL GROWTH FUND

AB INTERNATIONAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IG-0152-1215

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB International Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: February 23, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: February 23, 2016